UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): May 27, 2010
DIGITAL RIVER, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-24643	41-1901640
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
9625 West 76th Street, Eden Prairie, Minnesota 55344
(Address of principal executive offices) (Zip Code)
(Registrant’s telephone number, including area code): (952) 253-1234
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
      ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
      ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
      ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
      ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.
     On May 27, 2010, Digital River, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the holders of 32,722,074 of the Company’s Common Stock were represented in person or by proxy constituting a quorum. The following matters were considered and voted upon at the Annual Meeting, and received the votes set forth below:
Proposal 1 — Election of Directors
Nominees for Election for a Three-Year Term Expiring At the 2013 Annual Meeting:

Name	Votes For	Votes Withheld	Broker Non-vote
Joel A. Ronning	28,010,943	1,941,425	2,769,706
Perry Steiner	27,335,778	2,616,590	2,769,706
Nominees for Election for a Term Expiring At the 2011 Annual Meeting:

Name	Votes For	Votes Withheld	Broker Non-vote
Cheryl F. Rosner	29,535,992	416,376	2,769,706
Proposal 2 — To ratify the selection of Ernst & Young LLP to serve as the Company’s independent auditor for the fiscal year ending December 31, 2010

Votes For	Votes Against	Votes Abstained	Broker Non-vote
30,889,621	1,830,397	2,056	-0-

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL RIVER, INC.
By:	/s/ Thomas M. Donnelly
	Name:	Thomas M. Donnelly
	Title:	Chief Financial Officer

Date: June 2, 2010